Award Timing Disclosure	12 Months Ended
May 31, 2025
Award Timing Disclosures [Line Items]
Award Timing Method
Timing of Equity Grants
Equity grants to the named executive officers are generally made in July at regularly scheduled meetings of the Compensation Committee. Board and Compensation Committee meetings are generally scheduled at least a year in advance. Meetings of the Compensation Committee in July of each year are scheduled to occur at least four business days before the anticipated release date of the Company’s annual results, but otherwise scheduling decisions are made without regard to major announcements by the Company.

Award Timing Predetermined	true
Award Timing MNPI Considered	false
Award Timing, How MNPI Considered	scheduling decisions are made without regard to major announcements by the Company.